UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 31, 2014

TRAVELCENTERS OF AMERICA LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001–33274	20–5701514
(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio	44145
(Address of Principal Executive Offices)	(Zip Code)

(440) 808-9100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre–commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Effective May 31, 2014, TravelCenters of America LLC, or the Company, received a waiver from its lenders under its $200 million credit facility extending until June 30, 2014 and July 31, 2014, respectively, the Company’s requirements to furnish to the lenders the Company’s financial statements as of and for the year ended December 31, 2013, and as of and for the fiscal quarter ended March 31, 2014.  The Company is working towards filing its Annual Report on Form 10-K for the year ended December 31, 2013, and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, as soon as possible.

Warning Concerning Forward Looking Statements

THIS CURRENT REPORT ON FORM 8-K INCLUDES FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS, EXPECTATIONS, AND INFORMATION, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FOR EXAMPLE:

•                  THIS FORM 8-K STATES THAT THE COMPANY’S LENDERS HAVE NOW WAIVED, UNTIL JUNE 30, 2014, AND JULY 31, 2014, RESPECTIVELY, THE COMPANY’S REQUIREMENTS UNDER ITS CREDIT FACILITY TO FURNISH FINANCIAL STATEMENTS AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2013 AND AS OF AND FOR THE FISCAL QUARTER ENDED MARCH 31, 2014.  AN IMPLICATION OF THIS STATEMENT IS THAT THE COMPANY WILL FILE ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2013, WITH THE SECURITIES AND EXCHANGE COMMISSION, OR THE SEC, ON OR BEFORE JUNE 30, 2014, THAT THE COMPANY WILL FILE ITS QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTERLY PERIOD ENDED MARCH 31, 2014, WITH THE SEC ON OR BEFORE JULY 31, 2014, AND THE COMPANY WILL REGAIN COMPLIANCE WITH NEW YORK STOCK EXCHANGE LISTING STANDARDS ON OR BEFORE JULY 31, 2014, OR THAT EXTENDED OR ADDITIONAL WAIVERS WILL BE OBTAINED IF NECESSARY.  HOWEVER, THERE CAN BE NO ASSURANCE THAT THE COMPANY WILL BE ABLE TO FILE THE FORM 10-K OR THE FORM 10-Q OR OTHERWISE COMPLETE AND DELIVER ITS FINANCIAL STATEMENTS BY THOSE DATES OR THAT EXTENDED OR ADDITIONAL WAIVERS WILL BE OBTAINED.  THESE OUTCOMES COULD OCCUR FOR REASONS WHICH MAY BE UNKNOWN TO THE COMPANY AT THIS TIME AND MAY BE BEYOND THE COMPANY’S CONTROL.  ALSO, FAILURE TO COMPLETE AND DELIVER FINANCIAL STATEMENTS OR FILE THE FORM 10-K OR THE FORM 10-Q WITHIN DIFFERENT SPECIFIED PERIODS COULD GIVE RISE TO DEFAULTS UNDER THE COMPANY’S INDENTURE GOVERNING ITS 8.25% SENIOR NOTES OR OTHER OBLIGATIONS.

FOR THESE REASONS, AMONG OTHERS, INVESTORS IN THE COMPANY’S SECURITIES SHOULD NOT PLACE UNDUE RELIANCE UPON FORWARD LOOKING STATEMENTS IN THIS FORM 8-K.

EXCEPT AS MAY BE REQUIRED BY APPLICABLE LAW, THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO UPDATE FORWARD LOOKING STATEMENTS IN THIS FORM 8-K AS A RESULT OF CHANGED CIRCUMSTANCES, NEW INFORMATION WHICH MAY COME TO THE COMPANY’S ATTENTION OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Executive Vice President, Chief Financial Officer and Treasurer

Dated: June 2, 2014